MLP Investment Company

KYN Quarterly Report

August 31, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of August 31, 2016, we had total assets of $4.0 billion, net assets applicable to our common stock of $2.2 billion (net asset value of $19.31 per share), and 113.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of August 31, 2016, we held $3.8 billion in equity investments, no debt investments and $93 million of cash and cash equivalents (including short-term investments).

Recent Events

On September 7, 2016 we executed a definitive agreement for the private placement of $50 million of Series J Mandatory Redeemable Preferred Shares (the “Series J MRP Shares”) with an institutional investor. The Series J MRP Shares will mature on November 9, 2021 and pay quarterly cash dividends at a rate of 3.36% per annum. Funding will take place on November 9, 2016. Net proceeds from the offering will be used to refinance existing leverage and for general corporate purposes.

On October 3, 2016, we redeemed all of our Series G Mandatory Redeemable Preferred Shares (the “Series G MRP Shares”) with an aggregate liquidation preference of $50 million.

On October 18, 2016, we provided notice to redeem all of our Series A MRP Shares, with an aggregate liquidation preference of $104 million. Proceeds from the Series J MRP Shares offering and borrowings on our unsecured term loan (the “Term Loan”) will be used to fund the redemption scheduled for November 9, 2016.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2016.

	Holding	Category	Amount ($ millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$497.1	13.0%
2.	Energy Transfer Partners, L.P.	Midstream MLP	419.0	11.0
3.	Williams Partners L.P.	Midstream MLP	408.7	10.7
4.	ONEOK Partners, L.P.	Midstream MLP	265.7	6.9
5.	MPLX LP(1)	Midstream MLP	241.7	6.3
6.	Plains All American Pipeline, L.P.(2)(3)	Midstream MLP	235.0	6.1
7.	DCP Midstream Partners, LP	Midstream MLP	201.8	5.3
8.	Western Gas Partners, LP(4)	Midstream MLP	193.7	5.1
9.	Buckeye Partners, L.P.	Midstream MLP	175.5	4.6
10.	Magellan Midstream Partners, L.P.	Midstream MLP	162.0	4.2

			$2,800.2	73.2%

(1)	Includes $153.3 million of common units and $88.4 million of convertible preferred units.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(2)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”) to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, PAA is issuing 245.5 million PAA common units to PAA GP.

(3)	We hold an interest in PAA GP, which controls the general partner of PAA. Plains GP Holdings, L.P. (“Plains GP”) also holds an equity interest in PAA GP. Our ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at our option. As of August 31, 2016 our investments in PAA GP and Plains GP represented 1.2% of long-term investments.

(4)	Includes $186.5 million of common units and $7.2 million of convertible preferred units.

Results of Operations — For the Three Months Ended August 31, 2016

Investment Loss.    Investment loss totaled $16.4 million for the quarter. We received $75.0 million of dividends and distributions, of which $89.7 million was treated as return of capital and $1.7 million was treated as distributions in excess of cost basis. Return of capital was increased by $24.0 million due to 2015 tax reporting information that we received in the third quarter of fiscal 2016. Interest income was $0.03 million. We also received $1.2 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $26.1 million, including $13.2 million of investment management fees, $7.2 million of interest expense, $4.8 million of preferred stock distributions and $0.9 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.3 million of non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $28.7 million and included a current tax expense of $1.1 million and a deferred tax benefit of $14.8 million.

Net Realized Gains.    We had net realized gains from our investments of $36.3 million, consisting of realized gains from long term investments of $56.6 million, $1.7 million of realized gains from option activity, a current tax expense of $0.1 million and a deferred tax expense of $21.9 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $136.8 million. The net change consisted of a $217.5 million increase in our unrealized gains on investments, $0.3 million of unrealized losses from option activities and a deferred tax expense of $80.4 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $144.4 million. This increase was comprised of a net investment loss of $28.7 million, net realized gains of $36.3 million and a net increase in unrealized gains of $136.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2016
Distributions and Other Income from Investments
Dividends and Distributions(1)	$75.0
Paid-In-Kind Dividends(1)	1.2
Net Premiums Received from Call Options Written	1.1

Total Distributions and Other Income from Investments	77.3
Expenses
Net Investment Management Fee	(13.2)
Other Expenses	(0.9)
Interest Expense	(7.1)
Preferred Stock Distributions	(4.5)
Income Tax Benefit(2)	13.8

Net Distributable Income (NDI).	$65.4

Weighted Shares Outstanding	113.2
NDI per Weighted Share Outstanding	$0.58

Adjusted NDI per Weighted Share Outstanding(3)(4)	$0.54

Distributions paid per Common Share(5)	$0.55

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	The income tax benefit for the quarter includes an $8.8 million adjustment which is attributable to a change made to our return of capital estimate for fiscal 2015 (the “Return of Capital Adjustment”). We increased our return of capital estimate for fiscal 2015 as a result of tax reporting information received during the third quarter.

(3)	For the purposes of calculating Adjusted NDI, we are allocating the Return of Capital Adjustment equally to each quarter in fiscal 2016 ($8.8 million adjustment in aggregate; $2.2 million quarterly adjustment).

(4)	Adjusted NDI includes $1.9 million of consideration received in the MarkWest Energy Partners, L.P. and MPLX LP merger that was intended to offset lower quarterly distributions as a result of the transaction. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(5)	The distribution of $0.55 per share for the third quarter was paid on October 14, 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At August 31, 2016, we had total leverage outstanding of $1,171 million, which represented 30% of total assets and was comprised of $767 million of Notes and $404 million of MRP Shares. At August 31, 2016, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or Term Loan, and we had $93 million of cash and cash equivalents (including short-term investments). As of October 24, 2016, we had no borrowings outstanding under our Credit Facility, $58 million outstanding under our Term Loan, and we had $2 million of cash and cash equivalents.

Our Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $150 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

At August 31, 2016, we had $767 million of Notes outstanding that mature between 2017 and 2025 and we had $404 million of MRP Shares outstanding that are subject to mandatory redemption between 2017 and 2022.

On September 7, 2016 we executed a definitive agreement for the private placement of $50 million of Series J MRP Shares with an institutional investor. The Series J MRP Shares will mature on November 9, 2021 and pay quarterly cash dividends at a rate of 3.36% per annum. Funding will take place on November 9, 2016.

On October 3, 2016 we redeemed all 2,000,000 shares of our Series G MRP Shares with an aggregate liquidation preference of $50 million on October 3, 2016.

On October 18, 2016, we provided notice to redeem all of our Series A MRP Shares, with an aggregate liquidation preference of $104 million. Proceeds from the Series J MRP Shares offering and borrowings on our Term Loan will be used to fund the redemption scheduled for November 9, 2016.

At August 31, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 438% for debt and 287% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 385%. At times we may be above or below our target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 290% and the basic maintenance amount as stated in our rating agency guidelines.

As of August 31, 2016, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.87%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 174.7%
Equity Investments(1) — 174.7%
Midstream MLP(2) — 159.6%
Antero Midstream Partners LP	135	$3,726
Arc Logistics Partners LP	2,111	31,099
Buckeye Partners, L.P.	2,498	175,521
Cheniere Energy Partners, L.P.	109	2,941
Columbia Pipeline Partners LP	1,173	15,919
Crestwood Equity Partners LP	1,811	37,676
DCP Midstream Partners, LP	6,157	201,772
Enable Midstream Partners, LP	191	2,701
Enbridge Energy Management, L.L.C.(3)	2,105	47,915
Enbridge Energy Partners, L.P.	2,822	65,649
Energy Transfer Partners, L.P.	10,490	418,972
EnLink Midstream Partners, LP	4,087	72,143
Enterprise Products Partners L.P.	18,831	497,146
EQT Midstream Partners, LP	704	55,320
Global Partners LP	676	10,254
Magellan Midstream Partners, L.P.(4)	2,304	162,008
Midcoast Energy Partners, L.P.	2,294	15,830
MPLX LP	4,628	153,310
MPLX LP — Convertible Preferred Units(5)(6)(7)	2,255	88,366
NuStar Energy L.P.	216	10,373
ONEOK Partners, L.P.(8)	6,858	265,746
PBF Logistics LP	1,330	26,988
PennTex Midstream Partners, LP	552	8,991
Phillips 66 Partners LP	227	11,250
Plains All American Pipeline, L.P.(8)(9)	8,373	234,950
Rice Midstream Partners LP	47	1,077
Rose Rock Midstream, L.P.	283	7,119
Shell Midstream Partners, L.P.	595	18,114
Spectra Energy Partners, LP	715	32,639
Sprague Resources LP	758	18,462
Sunoco Logistics Partners L.P.	3,457	102,320
Sunoco LP	543	16,161
Tallgrass Energy Partners, LP	1,326	61,116
TC PipeLines, LP	8	441
Tesoro Logistics LP	307	14,729
TransMontaigne Partners L.P.	90	3,781
Western Gas Partners, LP	3,707	186,524
Western Gas Partners, LP — Convertible Preferred Units(5)(7)(10)	134	7,170
Williams Partners L.P.	10,728	408,730

		3,494,949

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream Company — 8.2%
Kinder Morgan, Inc.(4)	1,270	$27,750
ONEOK, Inc.	74	3,475
SemGroup Corporation	168	5,217
Tallgrass Energy GP, LP	34	791
Targa Resources Corp.(4)	3,264	142,243

		179,476

General Partner MLP — 3.6%
Energy Transfer Equity, L.P.	1,462	26,172
Plains GP Holdings, L.P.(8)(9)	750	8,535
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(8)(9)(11)	3,402	38,715
Western Gas Equity Partners, LP	164	6,033

		79,455

Shipping MLP — 2.8%
Capital Product Partners L.P. — Class B Units(5)(7)(12)	3,030	22,030
Dynagas LNG Partners LP	831	12,184
Golar LNG Partners LP	1,344	26,103

		60,317

Other — 0.5%
Clearwater Trust (5)(7)(8)(13)	N/A	90
SunCoke Energy Partners, L.P.	851	11,225

		11,315

Total Long-Term Investments (Cost — $2,872,520)		3,825,512

Short-Term Investment — 4.2%
Money Market Fund — 4.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.19%(14) (Cost — $90,727)	90,727	90,727

Total Investments — 178.9% (Cost — $2,963,247)		3,916,239

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
Midstream MLP
Magellan Midstream Partners, L.P.	$72.50	10/21/16	970	$(97)

Midstream Company
Kinder Morgan, Inc.	22.00	10/21/16	1,100	(97)
Kinder Morgan, Inc.	23.00	9/16/16	300	(4)
Targa Resources Corp.	46.00	10/21/16	720	(94)
Targa Resources Corp.	47.00	10/21/16	720	(71)

				(266)

Total Call Option Contracts Written (Premiums Received — $355)				(363)

Debt				(767,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(404,000)
Deferred Income Tax Liability				(562,320)
Income Tax Receivable				18,390
Other Liabilities in Excess of Other Assets				(11,445)

Net Assets Applicable to Common Stockholders				$2,189,501

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Dividends are paid-in-kind.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution and the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. The MPLX Convertible Preferred Units have a one-year lock-up through May 13, 2017. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(7)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2016, the aggregate value of restricted securities held by the Company was $156,371 (3.9% of total assets). See Note 7 — Restricted Securities.

(8)	The Company believes that it is an affiliate of Clearwater Trust, Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“Plains GP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

(9)	On July 11, 2016, PAA announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”) to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt.

(10)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“WES Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The WES Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

distributions and pay a quarterly distribution of $0.68 per unit. The WES Convertible Preferred Units have a one-year lock-up through March 14, 2017, and holders of the WES Convertible Preferred Units may convert on a one-for-one basis into common units of WES any time after March 14, 2018.

(11)	The Company holds an interest in PAA GP, which controls the general partner of PAA. Plains GP (which trades on the NYSE under the ticker “PAGP”) also holds an equity interest in PAA GP. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

(13)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(14)	The rate indicated is the current yield as of August 31, 2016.

(15)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,729,373)	$3,543,222
Affiliated (Cost — $143,147)	282,290
Short-term investments (Cost — $90,727)	90,727

Total investments (Cost — $2,963,247)	3,916,239
Cash	2,000
Deposits with brokers	114
Receivable for securities sold	15,420
Dividends and distributions receivable	950
Income tax receivable	18,390
Deferred debt and preferred stock offering costs and other assets	9,462

Total Assets	3,962,575

LIABILITIES
Payable for securities purchased	16,687
Investment management fee payable	13,191
Accrued directors’ fees and expenses	128
Call option contracts written (Premiums received — $355)	363
Accrued expenses and other liabilities	9,385
Deferred income tax liability	562,320
Notes	767,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (16,160,000 shares issued and outstanding)	404,000

Total Liabilities	1,773,074

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,189,501

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (113,363,530 shares issued and outstanding, 183,840,000 shares authorized)	$113
Paid-in capital	2,298,636
Accumulated net investment loss, net of income taxes, less dividends	(1,512,574)
Accumulated realized gains, net of income taxes	800,856
Net unrealized gains, net of income taxes	602,470

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,189,501

NET ASSET VALUE PER COMMON SHARE	$19.31

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2016	For the Nine Months Ended August 31, 2016
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$68,191	$205,610
Affiliated investments	6,823	20,527

Total dividends and distributions	75,014	226,137
Return of capital	(89,697)	(217,861)
Distributions in excess of cost basis	(1,757)	(4,213)

Net dividends and distributions	(16,440)	4,063
Interest income	24	89

Total Investment Income (Loss)	(16,416)	4,152

Expenses
Investment management fees	13,191	36,661
Administration fees	310	918
Professional fees	136	460
Directors’ fees and expenses	133	405
Reports to stockholders	100	318
Custodian fees	46	159
Insurance	53	157
Other expenses	149	476

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	14,118	39,554
Interest expense including and amortization and write-off of offering costs	7,247	29,164
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	4,755	15,304

Total expenses — before taxes	26,120	84,022

Net Investment Loss — Before Taxes	(42,536)	(79,870)
Current income tax expense	(1,081)	(3,189)
Deferred income tax benefit	14,842	27,755

Net Investment Loss	(28,775)	(55,304)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	46,943	168,341
Investments — affiliated	9,637	9,637
Options	1,727	2,173
Current income tax benefit (expense)	(60)	8,653
Deferred income tax expense	(21,922)	(75,303)

Net Realized Gains	36,325	113,501

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	169,755	200,878
Investments — affiliated	47,759	33,501
Options	(272)	(8)
Deferred income tax expense	(80,430)	(86,709)

Net Change in Unrealized Gains	136,812	147,662

Net Realized and Unrealized Gains	173,137	261,163

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$144,362	$205,859

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment loss, net of tax(1)	$(55,304)		$(58,462)
Net realized gains (losses), net of tax	113,501		(45,613)
Net change in unrealized gains (losses), net of tax	147,662		(1,549,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	205,859		(1,653,102)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(100,281	)(2)	(237,809	)(3)
Distributions — return of capital	(85,541	)(2)	(52,871	)(3)

Dividends and Distributions to Common Stockholders	(185,822)		(290,680)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 665,037 and 811,419 shares of common stock, respectively	10,036	(4)	29,388
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(609)
Issuance of 1,173,481 and 1,035,258 shares of common stock from reinvestment of dividends and distributions, respectively	17,826		29,783

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	27,862		58,562

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	47,899		(1,885,220)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,141,602		4,026,822

End of period	$2,189,501		$2,141,602

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $13,914 paid to holders of MRP Shares during the nine months ended August 31, 2016 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $23,251 paid to holders of MRP Shares for the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 13 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$205,859
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	217,861
Distributions in excess of cost basis	4,213
Net realized gains	(180,151)
Net unrealized gains	(234,371)
Purchase of long-term investments	(349,821)
Proceeds from sale of long-term investments	643,149
Purchase of short-term investments, net	(90,727)
Decrease in deposits with brokers	137
Increase in receivable for securities sold	(7,039)
Decrease in interest, dividends and distributions receivable	113
Increase in income tax receivable	(5,530)
Amortization and write-off of deferred debt offering costs	1,961
Amortization and write-off of mandatory redeemable preferred stock offering costs	1,390
Decrease in other assets	12
Increase in payable for securities purchased	10,546
Decrease in investment management fee payable	(2,821)
Increase in accrued directors’ fees and expenses	4
Increase in premiums received on call option contracts written	355
Decrease in accrued expenses and other liabilities	(11,946)
Increase in deferred income tax liability	134,257

Net Cash Provided by Operating Activities	337,451

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares of common stock	10,036
Redemption of notes	(264,000)
Redemption of mandatory redeemable preferred stock	(60,000)
Costs associated with renewal of credit facility	(1,228)
Cash distributions paid to common stockholders	(167,996)

Net Cash Used in Financing Activities	(483,188)

NET DECREASE IN CASH	(145,737)
CASH — BEGINNING OF PERIOD	147,737

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $17,826 pursuant to the Company’s dividend reinvestment plan.

During the nine months ended August 31, 2016, interest paid related to debt obligations was $38,826 and income tax paid was $66.

The Company received $3,523 of paid-in-kind dividends during the nine months ended August 31, 2016. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20		$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.49)		(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	2.26		(14.39)	5.64	8.72

Total income (loss) from operations	1.77		(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.89)		(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.76)		(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(1.65)		(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	—		0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)		0.01	—	—

Total capital stock transactions	(0.01)		0.04	0.06	0.09

Net asset value, end of period	$19.31		$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$19.68		$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	20.2	%(5)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(6)	12.0	%(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,189,501		$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%		2.6%	2.4%	2.4%
Other expenses	0.2		0.1	0.1	0.1

Subtotal	2.6		2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.9	(8)	2.4	1.8	2.1
Income tax expense(9)	6.5	(5)	—	8.3	14.4

Total expenses	12.0%		5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(3.6	)%(8)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.4	%(5)	(51.7)%	13.2%	24.3%
Portfolio turnover rate	10.1	%(5)	17.1%	17.6%	21.2%
Average net assets	$1,987,922		$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	$767,000		$1,031,000	$1,435,000	$1,175,000
Credit facility outstanding, end of period	$—		$—	$—	$69,000
Term loan outstanding, end of period	$—		$—	$51,000	$—
Auction rate preferred stock, end of period	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period	$404,000		$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,779,874		110,809,350	107,305,514	94,658,194
Asset coverage of total debt(10)	438.1%		352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(11)	287.0%		243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.06		$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(6)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(9)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	$890,000	$775,000	$620,000	$370,000
Credit facility outstanding, end of period	$19,000	$—	$—	$—
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period	$374,000	$260,000	$160,000	$—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(6)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(9)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	$304,000	$505,000	$320,000
Credit facility outstanding, end of period	$—	$97,000	$17,000
Term loan outstanding, end of period	$—	$—	$—
Auction rate preferred stock, end of period	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(10)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(11)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distributions paid for the nine months ended August 31, 2016 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of unsecured notes (“Notes”) and MRP Shares have not been annualized.

(9)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2016, the Company held 5.4% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2016 was $117,656. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. During the nine months ended August 31, 2016, the Company did not enter into any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company generally estimates that 90% of the distributions received from its MLPs will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the nine months ended August 31, 2016, the Company estimated $217,861 of return of capital and $4,213 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	For the Three Months Ended August 31, 2016	For the Nine Months Ended August 31, 2016
Return of capital portion of dividends and distributions received	120%	96%
Return of capital — attributable to net realized gains (losses)	$4,561	$10,593
Return of capital — attributable to net change in unrealized gains (losses)	85,136	207,268

Total return of capital	$89,697	$217,861

For the three and nine months ended August 31, 2016, the Company estimated the return of capital portion of distributions received to be $65,683 (88%) and $193,847 (86%), respectively. These amounts were increased by $24,014 due to 2015 tax reporting information received by the Company in the third quarter of fiscal 2016. As a result, the return of capital percentages for the three and nine months ended August 31, 2016 were 120% and 96%, respectively.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and nine months ended August 31, 2016, the Company received $1,197 and $3,523, respectively, of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the nine months ended August 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes in fiscal 2017 when they become effective.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at August 31, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,825,512	$3,669,141	$38,715	(1)	$117,656
Short-term investments	90,727	90,727	—		—

Total assets at fair value	$3,916,239	$3,759,868	$38,715		$117,656

Liabilities at Fair Value
Call option contracts written	$363	$—	$363		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the nine months ended August 31, 2016, there were no transfers between Level 1 and Level 2.

As of August 31, 2016, the Company had Notes outstanding with aggregate principal amount of $767,000 and 16,160,000 shares of MRP Shares outstanding with a total liquidation value of $404,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $404,000 of MRP Shares, Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2016, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$798,600
MRP Shares (Series A, B, C, H and I)	$229,000	$236,100
MRP Shares (Series F and G)	$175,000	$176,650

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2016.

Three Months Ended August 31, 2016	Equity Investments
Balance — May 31, 2016	$110,512
Purchases	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	7,144

Balance — August 31, 2016	$117,656

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Nine Months Ended August 31, 2016	Equity Investments
Balance — November 30, 2015	$21,926
Purchases	101,416
Transfers out to Level 1 and 2	(25,001)
Realized gains (losses)	—
Unrealized gains (losses), net	19,315

Balance — August 31, 2016	$117,656

The purchases of $101,416 for the nine months ended August 31, 2016 relate to the Company’s investments in Sunoco LP common units (December 2015), Western Gas Partners, LP convertible preferred units (April 2016) and MPLX LP convertible preferred units (May 2016).

The $25,001 transfers out to Level 1 for the nine months ended August 31, 2016, relates to the Company’s investment in Sunoco LP that became marketable during the second quarter of 2016. The Company utilizes the beginning of the reporting period method for determining transfer between levels.

The $7,144 and $19,315 of net unrealized gains for the three and nine months ended August 31, 2016, respectively, relate to investments that are still held at August 31, 2016, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), MPLX LP (“MPLX”) and Western Gas Partners, LP (“WES”) that were issued in private placements. The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP, MPLX and WES in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for companies in a similar line of business for CPLP and the credit spread of the MLP’s unsecured notes in the case of MPLX and WES, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For MPLX and WES, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2016:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
MPLX and WES – valued based on pricing model	95,536	- Convertible pricing model	- Credit spread - Volatility - Illiquidity discount	4.5% 35.0% 0.9%	5.0% 40.0% 1.4%	4.7% 37.5% 1.4%

CPLP – valued based on pricing model	22,030	- Convertible pricing model	- Credit spread - Volatility - Discount for marketability	8.0% 45.0% 10.0%	8.8% 50.0% 10.0%	8.4% 47.5% 10.0%

Clearwater Trust	90	- Discounted cash flow	- Equity rate of return	35%	35%	35%

Total	$117,656

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.3%
Midstream Energy Companies	99.7%
Largest single issuer	13.0%
Restricted securities	4.1%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 9, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the nine months ended August 31, 2016, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Clearwater Trust — At August 31, 2016, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP, PAA and interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. (“OKE”) during December of 2015. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Company does not believe it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

The following table summarizes the Company’s investments in affiliates as of August 31, 2016:

		Dividends and Distributions Received During the:
Investment	No. of Shares/Units (in 000’s)	Three Months Ended August 31, 2016	Nine Months Ended August 31, 2016	Value
Clearwater Trust	N/A	$—	$63	$90
Plains All American Pipeline, L.P.	8,373	5,862	17,584	234,950
Plains GP Holdings, L.P.	750	173	520	8,535
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	3,402	788	2,360	38,715

Total		$6,823	$20,527	$282,290

(1)	The Company holds an interest in PAA GP, which controls the general partner of PAA. Plains GP (which trades on the NYSE under the ticker “PAGP”) also holds an equity interest in PAA GP. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the nine months ended August 31, 2016, the Company paid $66 of state income taxes. As of August 31, 2016, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$18,390
Deferred tax assets:
Net operating loss carryforwards — Federal	$69,039
Net operating loss carryforwards — State	6,044
AMT credit carryforwards	3,621
Deferred tax liabilities:
Net unrealized gains on investment securities	(641,024)

Total deferred income tax liability, net	$(562,320)

During the nine months ended August 31, 2016, the Company generated a federal taxable loss of $107,097. In addition, the Company generated a federal capital loss of $53,336, that expires in 2021, which can be carried back to the three preceding tax years. It is anticipated that this federal capital loss and the federal taxable loss generated in the fiscal year ended November 30, 2015 will be carried back to offset prior taxable income and capital gains (and also reduce alternative minimum taxable income) which would result in a federal refund of approximately $18,539. Similarly, it is anticipated that state tax refunds will be claimed as applicable. At August 31, 2016, the Company had a state income tax payable of $149. It is anticipated that the carryback claims related to losses in fiscal 2015 will be filed in November 2016 and the Company expects to receive refunds of approximately $10,800 within 90 days of filing the claims. The remaining carryback claims related to the losses in fiscal 2016 will be filed shortly after filing the fiscal 2016 federal and state tax returns in August 2017.

At August 31, 2016, the Company had a federal net operating loss carryforward of $202,375 (deferred tax asset of $69,039). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward begins to expire in 2030. In addition, the Company has state net operating loss carryforwards of $236,661 (deferred tax asset of $6,044). The majority of the state net operating loss carryforwards expires during 2036.

At August 31, 2016, the Company had alternative minimum tax (“AMT”) credit carryforwards of $3,621. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended August 31, 2016	For the Nine Months Ended August 31, 2016
Computed federal income tax expense at 35%	$(81,556)	$(117,129)
State income tax expense, net of federal tax	(4,251)	(6,069)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(2,844)	(5,595)

Total income tax expense	$(88,651)	$(128,793)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2016, the Company reduced its tax cost basis by $258,092 due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the nine months ended August 31, 2016, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At August 31, 2016, the cost basis of investments for federal income tax purposes was $2,232,561 and the premiums received on outstanding option contracts written were $355. The cost basis for federal income tax purposes is $730,686 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At August 31, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,758,522
Gross unrealized depreciation of investments (including options)	(74,852)

Net unrealized appreciation of investments	$1,683,670

7. Restricted	Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.	(2)	(3)	3,402	$9,766	$38,715	$11.38	1.8%	1.0%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$18,527	$22,030	$7.27	1.0%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,695	90	N/A	—	—
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	88,366	39.18	4.1	2.2
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	134	4,214	7,170	53.36	0.3	0.2

Total				$97,653	$117,656		5.4%	2.9%

Total of all restricted securities				$107,419	$156,371		7.2%	3.9%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2016 were as follows:

Three Months Ended August 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at May 31, 2016	14,610	$1,450
Options written	15,660	1,353
Options subsequently repurchased(1)	(16,550)	(1,479)
Options exercised	(6,000)	(475)
Options expired	(3,910)	(494)

Options outstanding at August 31, 2016(2)	3,810	$355

(1)	The price at which the Company subsequently repurchased the options was $246 which resulted in net realized gains of $1,233.

(2)	The percentage of long-term investments subject to call options written was 0.4% at August 31, 2016.

Nine Months Ended August 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	38,750	3,549
Options subsequently repurchased(1)	(20,530)	(1,883)
Options exercised	(9,000)	(726)
Options expired	(5,410)	(585)

Options outstanding at August 31, 2016	3,810	$355

(1)	The price at which the Company subsequently repurchased the options was $295 which resulted in net realized gains of $1,588.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2016
Call options written	Call option contracts written	$(363)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$1,727	$(272)

		For the Nine Months Ended August 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$2,173	$(8)

9.    Investment Transactions

For the nine months ended August 31, 2016, the Company purchased and sold securities in the amounts of $349,821 and $643,149 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At August 31, 2016, the Company had a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2016, the Company did not have any borrowings outstanding under the Credit Facility. Under the terms of the Credit Facility, the Company is unable to borrow unless its net assets exceed a minimum net asset value threshold ($799,030 as of August 31, 2016). As of August 31, 2016, the Company was able to borrow under the Credit Facility because its net asset value was above the minimum net asset threshold.

At August 31, 2016, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,885,123 as of August 31, 2016). As of August 31, 2016, the Company had no outstanding borrowings under the Term Loan and was able to borrow under the Term Loan because its net asset value was above the minimum net asset threshold.

As of August 31, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At August 31, 2016, the Company had $767,000 aggregate principal amount of Notes outstanding. During the first quarter, the Company redeemed $264,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/14/15	R	$22,000	102.0%
12/14/15	S	52,800	102.0
12/14/15	T	35,200	102.0
12/14/15	V	70,000	100.7
1/20/16	W	10,000	106.7
1/28/16	R	3,000	102.0
1/28/16	S	7,200	102.0
1/28/16	T	4,800	102.0
1/28/16	W	21,000	102.0
2/18/16	W	38,000	102.0

		$264,000

The table below sets forth the key terms of each series of Notes outstanding at August 31, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, August 31, 2016	Estimated Fair Value August 31, 2016	Fixed Interest Rate	Maturity Date
R	$25,000	$(25,000)	$—	$—	3.73%	11/9/17
S	60,000	(60,000)	—	—	4.40%	11/9/20
T	40,000	(40,000)	—	—	4.50%	11/9/22
V	70,000	(70,000)	—	—	3.71%	5/26/16
W	100,000	(69,000)	31,000	32,400	4.38%	5/26/18
Y	20,000	—	20,000	20,200	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,700	3.56%	5/3/20
BB	35,000	—	35,000	37,000	3.77%	5/3/21
CC	76,000	—	76,000	81,300	3.95%	5/3/22
DD	75,000	—	75,000	76,100	2.74%	4/16/19
EE	50,000	—	50,000	51,600	3.20%	4/16/21
FF	65,000	—	65,000	67,900	3.57%	4/16/23
GG	45,000	—	45,000	47,300	3.67%	4/16/25
II	30,000	—	30,000	30,600	2.88%	7/30/19
JJ	30,000	—	30,000	31,300	3.46%	7/30/21
KK	80,000	—	80,000	85,700	3.93%	7/30/24
LL	50,000	—	50,000	50,900	2.89%	10/29/20
MM	40,000	—	40,000	41,100	3.26%	10/29/22
NN	20,000	—	20,000	20,600	3.37%	10/29/23
OO	90,000	—	90,000	93,400	3.46%	10/29/24

	$1,031,000	$(264,000)	$767,000	$798,600

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of August 31, 2016, the weighted average interest rate on the outstanding Notes was 3.46%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2016, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At August 31, 2016, the Company had 16,160,000 shares of MRP Shares outstanding, with a total liquidation value of $404,000 ($25.00 per share). On December 16, 2015 and on January 12, 2016, the Company redeemed a total of 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. On October 3, 2016, the Company redeemed its Series G MRP Shares. See Note 14 — Subsequent events. The table below sets forth the key terms of each series of the MRP Shares at August 31, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value August 31, 2016	Estimated Fair Value August 31, 2016	Rate	Mandatory Redemption Date
A	$104,000	$—	$104,000	$106,000	5.57%	5/7/17
B	8,000	—	8,000	8,200	4.53%	11/9/17
C	42,000	—	42,000	45,100	5.20%	11/9/20
E	60,000	(60,000)	—	—	4.25%	4/1/19
F(1)	125,000	—	125,000	126,450	3.50%	4/15/20
G(2)	50,000	—	50,000	50,200	4.60%	10/1/21
H	50,000	—	50,000	51,500	4.06%	7/30/21
I	25,000	—	25,000	25,300	3.86%	10/29/22

	$464,000	$(60,000)	$404,000	$412,750

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.29 as of August 31, 2016.
(2)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.10 as of August 31, 2016.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series F and G
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At August 31, 2016, the Company had 183,840,000 shares of common stock authorized and 113,363,530 shares outstanding. On December 17, 2015, KAFA agreed to purchase $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price. The 665,037 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of August 31, 2016, KACALP owned 285,929 shares of the Company. Transactions in common shares for the nine months ended August 31, 2016 were as follows:

Shares outstanding at November 30, 2015	111,525,012
Shares issued in connection with purchase by investment advisor	665,037
Shares issued through reinvestment of distributions	1,173,481

Shares outstanding at August 31, 2016	113,363,530

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.    Subsequent Events

On September 7, 2016, the Company executed a definitive agreement for the private placement of $50,000 of Series J MRP Shares with an institutional investor. The Series J MRP Shares will mature on November 9, 2021 and pay quarterly cash dividends at a rate of 3.36% per annum. Funding will take place on November 9, 2016. Net proceeds from the offering will be used to refinance existing leverage and for general corporate purposes.

On September 29, 2016, the Company declared its quarterly distribution of $0.55 per common share for the third quarter. The total distribution of $62,350 was paid October 14, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,909 was reinvested into the Company through the issuance of 323,979 shares of common stock.

On October 3, 2016, the Company redeemed all 2,000,000 shares of its Series G MRP Shares with an aggregate liquidation preference of $50,000. Holders of record as of September 15, 2016 of the Series G MRP Shares received the regular monthly dividend payment amount on October 3, 2016 and the liquidation preference per share of $25.00, plus accumulated but unpaid dividends for two days (October 1 and 2, 2016).

On October 18, 2016, the Company provided notice to redeem all 4,160,000 shares of its Series A MRP Shares, with an aggregate liquidation preference of $104,000. Proceeds from the Series J MRP Shares offering and borrowings on the Term Loan will be used to fund the redemption scheduled for November 9, 2016.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.